Exhibit 10.3

FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”) is made and entered into as of [__], 2022, and shall be effective as of the Closing (defined below) and subject to the condition that the Closing occurs, by and among (i) Newsight Imaging Ltd., an Israeli company (the “Company”), (ii) Vision Sensing Acquisition Corp., a Delaware corporation (“VSAC”), and (iii) Vision Sensing LLC, a Delaware limited liability company (the “Sponsor”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Registration Rights Agreement (as defined below) (and if such term is not defined in the Registration Rights Agreement, then in the Business Combination Agreement (as defined below)).

RECITALS

WHEREAS, VSAC and the Sponsor are parties to that certain Registration Rights Agreement, dated as of November 1, 2021 (the “Original Agreement” and, as amended by this Amendment, the “Registration Rights Agreement”), pursuant to which VSAC granted certain registration rights to the Sponsor with respect to certain securities of VSAC;

WHEREAS, on August 30, 2022 (i) the Company, (ii) Newsight MergerSub, Inc., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), and (iii) VSAC, entered into that certain Business Combination Agreement (as amended from time to time in accordance with the terms thereof, the “Business Combination Agreement”);

WHEREAS, pursuant to the Business Combination Agreement, subject to the terms and conditions thereof, (i) prior to, but contingent upon, the Closing of the Merger, pursuant to a recapitalization (the “Recapitalization”) approved by the Company’s shareholders, (a) the Company shall effect a stock split of the Company’s ordinary shares, with a nominal value of NIS 0.1 per share (“Company Ordinary Shares”) on a ratio as set forth in the Business Combination Agreement (the “Split”); (b) immediately following such Split, each then outstanding Company Ordinary Share shall become and be converted into such number of Company Ordinary Shares as is determined pursuant to the terms of the Business Combination Agreement, and (d) as a result of the Recapitalization, each Company Warrant and each option to purchase Company Ordinary Shares shall be adjusted to reflect the Recapitalization as set forth in the Business Combination Agreement; (ii) as described in Article I of the Business Combination Agreement, immediately following the consummation of the Recapitalization, Merger Sub shall, at the Effective Time, be merged with and into VSAC, and VSAC shall continue as a wholly owned subsidiary of the Company, and, in connection therewith, (A) each share of the VSAC Common Stock issued and outstanding immediately prior to the Effective Time, including shares of VSAC Common Stock issued in a PIPE Investment to be consummated immediately prior to the Effective Time, shall no longer be outstanding and shall automatically be cancelled, in exchange for the right of the holder thereof to receive an equal number of Company Ordinary Shares, and (B) each VSAC Warrant shall be exchanged for the right to receive a warrant to purchase the same number of Company Ordinary Shares (each, a “Company Warrant”) at the same exercise price during the same exercise period as the VSAC Warrant being exchanged all upon the terms and subject to the conditions set forth in the Business Combination Agreement and in accordance with the provisions of applicable law; and (iii) the certificate of incorporation of VSAC shall be amended and restated in the form attached as Exhibit A to the Business Combination Agreement and each issued and outstanding share of common stock of Merger Sub shall become and be converted into one share of common stock of VSAC, and the corporate name of VSAC shall be changed to Newsight HoldCo, Inc.;

WHEREAS, the parties hereto desire to amend the Original Agreement to add the Company as a party to the Registration Rights Agreement and to revise the terms hereof in order to reflect the transactions contemplated by the Business Combination Agreement, including the issuance of the Company Ordinary Shares and Company Warrants thereunder; and

WHEREAS, pursuant to Section 5.5 of the Original Agreement, the Original Agreement can be amended with the written consent of VSAC and the holders of at least a majority in interest of the Registrable Securities at the time in question;

NOW, THEREFORE, in consideration of the premises and the mutual promises herein made, and in consideration of the representations, warranties and covenants herein contained, and intending to be legally bound hereby, the parties hereto agree as follows:

1. Addition of the Company as a Party to the Registration Rights Agreement. The parties hereby agree that, subject to the condition that the Closing occurs, from and after the Closing and without any further action by an party hereto, all of the rights and obligations of VSAC under the Registration Rights Agreement shall be, and hereby are, assigned and delegated to and assumed by the Company as if it were the original “Company” party thereto. and VSAC is hereby released from and relinquishes all of its obligations and rights under the Registration Rights Agreement. By executing this Amendment, the Company hereby agrees to be bound by and subject to all of the terms and conditions of the Registration Rights Agreement, from and after the Closing (provided it occurs) as if it were the original “Company” party thereto, and the parties hereto hereby agree that VSAC is released from and after the Closing (provided it occurs) from all of its obligations under the Registration Rights Agreement.

2. Amendments to Registration Rights Agreement. The Parties hereby agree to the following amendments to the Registration Rights Agreement:

(a) The defined terms in this Amendment, including in the preamble and recitals hereto, and the definitions incorporated by reference from the Business Combination Agreement, are hereby added to the Registration Rights Agreement as if they were set forth therein.

(b) The parties hereby agree that the term “Registrable Security” shall include any Company Ordinary Shares and Company Warrants issued by the Company under the Business Combination Agreement to the Sponsor in the Merger for its Registrable Securities of VSAC, and any Company Ordinary Shares issuable upon exercise or conversion of such Company Warrants and any other securities of the Company or any successor entity issued to the Sponsor in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities. The parties also agree that any reference in the Registration Rights Agreement to “Common Stock” will instead refer to Company Ordinary Shares, and any other securities of the Company or any successor entity issued in consideration of (including as a stock split, dividend or distribution) or in exchange for any of such securities.

(c) Section 5.1 of the Registration Rights Agreement is hereby amended to add the following address for notices to the Company under the Registration Rights Agreement: “Newsight Imaging Ltd., Golda Meir 3, P.O.B 4114 Ness Ziona, Israel 7414002, Attn: Eli Assoolin, CEO, eli@nstimg,com.”

3. Effectiveness. This Amendment shall become effective upon the Closing. In the event that the Business Combination Agreement is terminated in accordance with its terms prior to the Closing, this Amendment and all rights and obligations of the parties hereunder shall automatically terminate and be of no further force or effect.

4. Miscellaneous. Except as expressly provided in this Amendment, all of the terms and provisions in the Original Agreement are and shall remain in full force and effect, on the terms and subject to the conditions set forth therein. This Amendment does not constitute, directly or by implication, an amendment or waiver of any provision of the Original Agreement, or any other right, remedy, power or privilege of any party thereto, except as expressly set forth herein. Any reference to the Registration Rights Agreement in the Original Registration Rights Agreement or any other agreement, document, instrument or certificate entered into or issued in connection therewith shall hereinafter mean the Registration Rights Agreement, as amended by this Amendment (or as the Registration Rights Agreement may be further amended or modified in accordance with the terms thereof and hereof). The terms of this Amendment shall be governed by, enforced and construed and interpreted in a manner consistent with the provisions of the Original Agreement, including Sections 5.4 thereof.

{REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGES FOLLOW}

IN WITNESS WHEREOF, each party hereto has signed or has caused to be signed by its officer thereunto duly authorized this First Amendment to Registration Rights Agreement as of the date first above written.

VSAC:

VISION SENSING ACQUISITION CORP.

By:
Name:	George Peter Sobek
Title:	Chairman and Chief Executive Officer

The Company:

NEWSIGHT IMAGING LTD.

By:
Name:
Title:

Sponsor:

VISION SENSING LLC

By:
Name:	George Cho You So
Title:	Managing Member

{Signature Page to First Amendment to Registration Rights Agreement}